Exhibit 99.1

October 15, 2026

Simmons First National Corporation Reports Third Quarter Results

FINANCIAL HIGHLIGHTS	3Q26	2Q26	3Q25	3Q26 Highlights
INCOME STATEMENT SUMMARY (in millions)

Comparisons reflect 3Q26 vs 2Q26 unless otherwise
noted

•

Net income of $47.1 million and diluted EPS of
$0.32

•

Adjusted net income[1] of $79.0 million and
adjusted diluted EPS[1] of $0.54

•

ROAA of 0.77% and ROE of 5.37%

•

Adjusted ROAA[1] of 1.29%; adjusted ROTCE[1] of
15.50%

•

Total revenue of $251.2 million and PPNR[1] of
$69.1 million

•

Adjusted total revenue[1] of $251.2 million and
adjusted PPNR[1] of $112.3 million

•

Net interest margin up 8 bps to 3.92%

•

Loan yields up 5 bps and cost of deposits down 8
bps to 1.85%

•

Efficiency ratio of 71.59%; adjusted efficiency
ratio[1] of 53.31%

•

Provision expense exceeded net charge-offs by
$14.1 million for the first nine months of 2026

•

NCO ratio at 27 bps for 3Q26; ACL at 1.37%

Total revenue	$251.2	$248.6	$(569.5)
Adjusted total revenue[1]	251.2	248.6	232.5
Pre-provision net revenue[1] (PPNR)	69.1	100.8	(711.6)
Adjusted pre-provision net revenue[1]	112.3	108.2	92.8
Provision for credit losses	12.2	17.4	12.0
Net income (loss)	47.1	66.7	(562.8)
Adjusted net income[1]	79.0	72.2	64.9

PER SHARE DATA
Diluted earnings	$0.32	$0.46	$(4.00)
Adjusted diluted earnings[1]	0.54	0.50	0.46
Cash dividend declared	0.2150	0.2150	0.2125

BALANCE SHEET (in millions)
Total loans	$17,465	$18,062	$17,189
Total deposits	18,616	19,728	19,838
Total assets	24,074	24,777	24,208
Total shareholders’ equity	3,350	3,482	3,354

ASSET QUALITY
Net charge-off ratio (NCO ratio)	0.27%	0.20%	0.25%
Allowance for credit losses to loans (ACL)	1.37	1.32	1.50

CAPITAL RATIOS
Equity to assets (EA) ratio	13.91%	14.05%	13.85%
Tangible common equity (TCE) ratio[1]	8.62	8.91	8.53
Common equity tier 1 (CET1) ratio	12.05	11.60	11.54
Total risk-based capital ratio	14.80	14.35	15.07

OTHER RATIOS
Return on average assets (ROAA)	0.77%	1.09%	(8.96)%
Adjusted ROAA[1]	1.29	1.17	1.03
Return on average common equity (ROE)	5.37	7.69	(66.29)
Return on average tangible common equity[1] (ROTCE)	9.42	13.32	(113.56)
Adjusted ROTCE[1]	15.50	14.37	13.62
Net interest margin (FTE)[2]	3.92	3.84	3.50
Efficiency ratio	71.59	58.72	(25.11)
Adjusted efficiency ratio[1]	53.31	54.26	57.72

Jay Brogdon, Simmons’ President and CEO, commented on third quarter 2026 results:

“The third quarter showcased our commitment to delivering sustainable long-term value through focused execution of several strategic initiatives designed to improve profitability and further optimize our balance sheet. We continue to achieve reductions in noninterest expenses as well as back-book loans and deposits with low relationship value. Combined with disciplined loan and deposit pricing, these initiatives drove net interest margin expansion of 8 basis points to 3.92%, and drove meaningful improvements in our adjusted ROAA and adjusted ROTCE performance.

Credit quality metrics remained relatively stable during the quarter, as we actively manage legacy credits and pursue early identification of potential problems. We continue strengthening reserves to buffer our already strong capital levels.

As we look to the fourth quarter and beyond, we will remain relentless in our commitment to the principles of generating sound and profitable growth. By simplifying and focusing our business, we have gained efficiencies that will more than fund ongoing investments that support high-value organic growth. We plan to further outline our strategic objectives and future financial targets at our upcoming Investor Day in December.”

Simmons First National Corporation (NASDAQ: SFNC) (Simmons or Company) today reported net income of $47.1 million for the third quarter of 2026, compared to net income of $66.7 million for the second quarter of 2026 and a net loss of $562.8 million in the third quarter of 2025. Diluted earnings per share were $0.32 for the third quarter of 2026, compared to $0.46 for the second quarter of 2026 and $(4.00) for the third quarter of 2025. Adjusted earnings1 for the third quarter of 2026 were $79.0 million, compared to $72.2 million for the second quarter of 2026 and $64.9 million for the third quarter of 2025. Adjusted diluted earnings per share1 for the third quarter of 2026 were $0.54, compared to $0.50 for the second quarter of 2026 and $0.46 for the third quarter of 2025.

For the third quarter of 2026, return on average assets was 0.77 percent and return on average common equity was 5.37 percent. Adjusted return on average assets1 was 1.29 percent and adjusted return on average tangible common equity1 was 15.50 percent.

The table below summarizes the impact of certain items, consisting primarily of branch/real estate rightsizing costs, severance/early retirement program costs, certain professional services, accelerated prepaid expenses, loss on sale of securities and loss on early extinguishment of debt. These items are also described in further detail in the “Reconciliation of Non-GAAP Financial Measures” tables contained in this press release.

Impact of Certain Items on Earnings and Diluted Earnings Per Share (EPS)

$ in millions, except per share data	3Q26	2Q26	3Q25
Net income (loss)	$47.1	$66.7	$(562.8)
Branch/real estate rightsizing costs, net	14.2	6.1	2.0
Severance/early retirement program costs	6.0	1.3	0.3
Certain professional services	17.1	—	—
Accelerated prepaid expenses	5.9	—	—
Loss on sale of securities	—	—	801.5
Loss on early extinguishment of debt	—	—	0.6

Total pre-tax impact	43.2	7.4	804.4
Tax effect	(11.3)	(1.9)	(176.7)

Total impact on earnings	31.9	5.5	627.7

Adjusted earnings[1,3]	$79.0	$72.2	$64.9

Diluted EPS	$0.32	$0.46	$(4.00)
Branch/real estate rightsizing costs, net	0.10	0.04	0.01
Severance/early retirement program costs	0.04	0.01	—
Certain professional services	0.12	—	—
Accelerated prepaid expenses	0.04	—	—
Loss on sale of securities	—	—	5.70
Loss on early extinguishment of debt	—	—	—

Total pre-tax impact	0.30	0.05	5.71
Tax effect	(0.08)	(0.01)	(1.25)

Total impact on earnings	0.22	0.04	4.46

Adjusted Diluted EPS[1]	$0.54	$0.50	$0.46

Net Interest Income

Net interest income for the third quarter of 2026 totaled $204.0 million, up $3.3 million, or 7 percent annualized, compared to $200.6 million for the second quarter of 2026 and up $17.3 million, or 9 percent, compared to $186.7 million for the third quarter of 2025. The increase in net interest income on a linked quarter basis was due to a $1.4 million increase in interest income, coupled with a $2.0 million decrease in interest expense. These changes were primarily driven by loan yields increasing as lower fixed rate loan back book repriced higher, continued optimization of funding costs, including lower customer deposit costs and utilization of FHLB advances as an alternative to higher rate brokered deposits, and one extra day in the quarter. The increase in net interest income on a year-over-year basis was primarily due to a full quarter impact of balance sheet repositioning completed in the third quarter of 2025, along with the previously mentioned lower fixed rate loan back book repricing and optimization of funding cost.

Net interest margin for the third quarter of 2026 on a fully taxable equivalent (FTE) basis2 was 3.92 percent, up 8 basis points compared to 3.84 percent for the second quarter of 2026 and up 42 basis points compared to 3.50 percent for the third quarter of 2025. The increase in net interest margin on a linked quarter basis reflected an increase in loan yields, coupled with the deleveraging of the balance sheet driven by the run-off of certain lower yielding, low relationship credits and a corresponding reduction of higher cost funding. The increase in the net interest margin on a year-over-year basis primarily reflected the full impact of the balance sheet repositioning that was completed during the third quarter of 2025 and previously mentioned optimization of loan yields and funding cost.

Select Yield/Rates	3Q26	2Q26	1Q26	4Q25	3Q25
Loan yield (FTE)[2]	6.20%	6.15%	6.16%	6.23%	6.31%
Investment securities yield (FTE)[2]	4.33	4.26	4.25	4.30	4.01
Cost of interest bearing deposits	2.39	2.46	2.47	2.62	2.86
Cost of deposits	1.85	1.93	1.96	2.04	2.25
Net interest spread (FTE)[2]	3.35	3.26	3.27	3.18	2.86
Net interest margin (FTE)[2]	3.92	3.84	3.84	3.81	3.50

Noninterest Income

Noninterest income for the third quarter of 2026 was $47.2 million, compared to $47.9 million in the second quarter of 2026 and $(756.2) million in the third quarter of 2025. Included in noninterest income in the third quarter of 2025 was a loss on the sale of securities totaling $801.5 million in connection with the balance sheet repositioning. Adjusted noninterest income1 for the third quarter of 2025 was $45.9 million. The decrease in noninterest income on a linked quarter basis was primarily due to a decrease in swap fee income and a higher positive valuation adjustment on Small Business Investment Company (SBIC) investments in the second quarter of 2026, both of which are included in “other income” in the table below. These decreases more than offset a $1.3 million increase in service charges on deposit accounts and a $1.2 million increase in wealth management services.

Noninterest Income $ in millions	3Q26	2Q26	1Q26	4Q25	3Q25
Service charges on deposit accounts	$13.6	$12.3	$12.7	$12.7	$13.0
Wealth management services	11.4	10.2	10.5	10.3	10.0
Debit and credit card services	8.7	9.0	8.5	8.7	8.5
Mortgage lending income	1.7	2.0	1.9	2.2	2.3
Other service charges and fees	1.5	1.6	1.6	1.5	1.5
Bank owned life insurance	4.2	4.2	4.2	3.9	3.9
Gain (loss) on sale of securities	—	—	—	—	(801.5)
Other income	6.0	8.6	4.8	12.4	6.1

Total noninterest income	$47.2	$47.9	$44.2	$51.7	$(756.2)

Adjusted noninterest income[1]	$47.2	$47.9	$44.2	$51.7	$45.9

Noninterest Expense

Noninterest expense for the third quarter of 2026 was $182.0 million, compared to $147.7 million in the second quarter of 2026 and $142.0 million in the third quarter of 2025. Included in noninterest expense are certain items consisting of branch/real estate rightsizing costs, severance/early retirement program costs, certain professional services, accelerated prepaid expenses and loss on early extinguishment of debt. Collectively, these items totaled $43.1 million in the third quarter of 2026, $7.4 million in the second quarter of 2026 and $2.3 million in the third quarter of 2025. Excluding these items (which are described in the “Reconciliation of Non-GAAP Financial Measures” table below) adjusted noninterest expense1 was $138.9 million in the third quarter of 2026, $140.3 million in the second quarter of 2026 and $139.7 million in the third quarter of 2025. The efficiency ratio for the third quarter of 2026 was 71.59 percent, compared to 58.72 percent for the second quarter of 2026 and (25.11) percent for the third quarter of 2025. The adjusted efficiency ratio1 was 53.31 percent for the third quarter of 2026, compared to 54.26 percent for the second quarter of 2026 and 57.72 percent for the third quarter of 2025.

Noninterest Expense $ in millions	3Q26	2Q26	1Q26	4Q25	3Q25
Salaries and employee benefits	$78.1	$75.6	$75.9	$72.9	$76.2
Occupancy expense, net	11.7	14.7	12.2	11.6	12.1
Furniture and equipment	5.4	5.7	5.4	5.3	5.3
Deposit insurance	4.5	4.5	2.3	4.7	5.2
Other real estate and foreclosure expense	0.2	0.7	0.3	0.4	0.2
Other operating expenses	82.1	46.6	44.5	44.8	43.0

Total noninterest expense	$182.0	$147.7	$140.7	$139.9	$142.0

Adjusted salaries and employee benefits[1]	$72.1	$74.3	$75.6	$72.9	$75.9
Adjusted other operating expenses[1]	45.0	44.2	43.1	44.0	41.5
Adjusted noninterest expense[1]	138.9	140.3	140.6	138.6	139.7
Efficiency ratio	71.59%	58.72%	57.56%	55.52%	(25.11)%
Adjusted efficiency ratio[1]	53.31	54.26	56.16	53.64	57.72
Full-time equivalent employees	2,712	2,909	2,913	2,917	2,883
Number of financial centers	220	220	221	222	223

Loans and Unfunded Loan Commitments

Total loans at the end of the third quarter of 2026 were $17.5 billion, compared to $18.1 billion at the end of the second quarter of 2026 and $17.2 billion at the end of the third quarter of 2025. The decrease in total loans on a linked quarter basis reflected higher levels of paydowns, early payoffs, and continued focus on profitability and relationship banking as we deleveraged the balance sheet through the run-off of certain lower yielding, low relationship credits. Unfunded commitments at the end of the third quarter of 2026 were $4.4 billion, relatively unchanged from second quarter 2026 levels and up from $4.0 billion at the end of the third quarter of 2025. The commercial loan pipeline totaled $1.3 billion at the end of the third quarter of 2026, and ready-to-close commercial loans totaled $455 million with a weighted average rate of 6.78 percent.

Loans and Unfunded Loan Commitments $ in millions	3Q26	2Q26	1Q26	4Q25	3Q25
Total loans	$17,465	$18,062	$17,933	$17,492	$17,189
Unfunded loan commitments	4,356	4,384	4,068	3,871	3,955

Deposits and Other Borrowings

Total deposits at the end of the third quarter of 2026 were $18.6 billion, compared to $19.7 billion at the end of the second quarter of 2026 and $19.8 billion at the end of the third quarter of 2025. Noninterest bearing deposits totaled $4.3 billion at the end of the third quarter of 2026, compared to $4.4 billion at the end of both the second quarter of 2026 and the third quarter of 2025. Interest bearing deposits at the end of the third quarter of 2026 totaled $14.3 billion, compared to $15.4 billion at the end of the second quarter of 2026 and $15.5 billion at the end of the third quarter of 2025. The decrease in interest bearing deposits on a linked quarter basis reflected balance sheet deleveraging of higher rate deposits, seasonal decreases in public fund deposits and a reduction in the utilization of brokered deposits given pricing relative to FHLB advances. The decrease in total deposits on a year-over-year basis primarily reflected a decrease in time deposits, coupled with a decrease in brokered deposits.

Other borrowings at the end of the third quarter of 2026 were $1.4 billion, compared to $941.3 million at the end of the second quarter of 2026 and $18.8 million at the end of the third quarter of 2025. The increase in other borrowings on a linked quarter and year-over-year basis reflected increased utilization of short-term FHLB advances given favorable pricing.

Deposits $ in millions	3Q26	2Q26	1Q26	4Q25	3Q25
Noninterest bearing deposits	$4,286	$4,350	$4,290	$4,330	$4,377
Interest bearing transaction accounts	10,288	10,332	10,667	10,453	10,289
Time deposits	3,107	3,233	3,334	3,508	3,331
Brokered deposits	935	1,813	1,912	1,893	1,841

Total deposits	$18,616	$19,728	$20,203	$20,184	$19,838

Noninterest bearing deposits to total deposits	23%	22%	21%	21%	22%
Total loans to total deposits	94	92	89	87	87

Asset Quality

Provision for credit losses on loans totaled $12.2 million for the third quarter of 2026, compared to $17.4 million in the second quarter of 2026 and $15.2 million in the third quarter of 2025. Net charge-offs as a percentage of average loans for the third quarter of 2026 were 27 basis points, compared to 20 basis points in the second quarter of 2026 and 25 basis points in the third quarter of 2025. The allowance for credit losses on loans at the end of the third quarter of 2026 was $238.5 million, compared to $238.2 million at the end of the second quarter of 2026 and $258.0 million at the end of the third quarter of 2025. The allowance for credit losses on loans as a percentage of total loans at the end of the third quarter of 2026 was 1.37 percent, compared to 1.32 percent at the end of the second quarter of 2026 and 1.50 percent at the end of the third quarter of 2025.

Loans past due 30-89 days as a percentage of total loans were 30 basis points at the end of the third quarter of 2026, compared to 29 basis points at the end of the second quarter of 2026 and 11 basis points at the end of the third quarter of 2025. Total nonperforming loans at the end of the third quarter of 2026 totaled $179.9 million, compared to $166.1 million at the end of the second quarter of 2026 and $153.9 million at the end of the third quarter of 2025. The increase in nonperforming loans on a linked quarter basis reflected normal credit migration. The nonperforming loan coverage ratio ended the third quarter of 2026 at 133 percent, compared to 143 percent at the end of the second quarter of 2026 and 168 percent at the end of the third quarter of 2025. Total nonperforming assets as a percentage of total assets were 78 basis points at the end of the third quarter of 2026, compared to 72 basis points at the end of the second quarter of 2026 and 66 basis points at the end of the third quarter of 2025.

Asset Quality $ in millions	3Q26	2Q26	1Q26	4Q25	3Q25
Allowance for credit losses on loans to total loans	1.37%	1.32%	1.28%	1.28%	1.50%
Allowance for credit losses on loans to nonperforming loans	133	143	162	199	168
Nonperforming loans to total loans	1.03	0.92	0.79	0.64	0.90
Net charge-off ratio (annualized)	0.27	0.20	0.21	1.12	0.25
Net charge-off ratio YTD (annualized)	0.23	0.21	0.21	0.47	0.24
Loans past due 30-89 days to total loans	0.30	0.29	0.51	0.27	0.11
Total nonperforming loans	$179.9	$166.1	$141.9	$112.7	$153.9
Total other nonperforming assets	7.1	11.1	12.6	12.4	6.8

Total nonperforming assets	$187.0	$177.2	$154.5	$125.1	$160.7

Reserve for unfunded commitments	$25.6	$25.6	$25.6	$25.6	$25.6

Capital

Total stockholders’ equity at the end of the third quarter of 2026 was $3.3 billion, compared to $3.5 billion at the end of the second quarter of 2026 and $3.4 billion at the end of the third quarter of 2025. Book value per share at the end of the third quarter of 2026 was $23.18, compared to $24.11 at the end of the second quarter of 2026 and unchanged from the third quarter of 2025. Tangible book value per share1 at the end of the third quarter of 2026 was $13.52, compared to $14.42 at the end of the second quarter of 2026 and $13.45 at the end of the third quarter of 2025. The decrease in book value per share and tangible book value per share on a linked quarter basis was primarily due to an increase in accumulated other comprehensive loss reflecting higher long-term interest rates, offset in part, by an increase in undivided profits.

Total stockholders’ equity as a percentage of total assets at the end of the third quarter of 2026 was 13.9 percent, compared to 14.1 percent at the end of the second quarter of 2026 and unchanged from the level at the end of the third quarter of 2025. Tangible common equity as a percentage of tangible assets1 was 8.6 percent at the end of the third quarter of 2026, compared to 8.9 percent at the end of the second quarter of 2026 and 8.5 percent at the end of the third quarter of 2025. Both Simmons and its principal subsidiary, Simmons Bank, continue to maintain regulatory capital ratios significantly above “well-capitalized” regulatory guidelines.

Select Capital Ratios	3Q26	2Q26	1Q26	4Q25	3Q25
Stockholders’ equity to total assets	13.9%	14.1%	13.9%	13.9%	13.9%
Tangible common equity to tangible assets[1]	8.6	8.9	8.7	8.7	8.5
Common equity tier 1 (CET1) ratio	12.1	11.6	11.6	11.6	11.5
Tier 1 leverage ratio	10.4	10.2	10.1	10.1	9.6
Tier 1 risk-based capital ratio	12.1	11.6	11.6	11.6	11.5
Total risk-based capital ratio	14.8	14.4	14.4	14.4	15.1

Share Repurchase Program

During the third quarter of 2026, Simmons did not repurchase shares under its stock repurchase program that was authorized in January 2026 (2026 Program). Remaining authorization under the 2026 Program as of September 30, 2026, was approximately $161 million. The timing, pricing and amount of any repurchases under the 2026 Program will be determined by Simmons’ management at its discretion based on a variety of factors, including, but not limited to, market conditions, trading volume and market price of Simmons’ common stock, Simmons’ capital needs, Simmons’ working capital and investment requirements, other corporate considerations, economic conditions, and legal requirements. The 2026 Program does not obligate Simmons to repurchase any common stock and may be modified, discontinued or suspended at any time without prior notice.

(1)	Non-GAAP measurement. See “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below
(2)	FTE – fully taxable equivalent basis using an effective tax rate of 26.135%
(3)	In this press release, “Adjusted Earnings” may also be referred to as “Adjusted Net Income”

Conference Call

Management will conduct a live conference call to review this information beginning at 7:30 a.m. Central Time on Friday, October 16, 2026. Interested parties can listen to this call by dialing toll-free 1-844-481-2779 (North America only) and asking for the Simmons First National Corporation conference call, conference ID 10212015. In addition, the call will be available live or in recorded version on Simmons’ website at simmonsbank.com for at least 60 days following the date of the call.

Simmons First National Corporation

Simmons First National Corporation (NASDAQ: SFNC) is a Mid-South based financial holding company that has paid cash dividends to its shareholders for 117 consecutive years. Its principal subsidiary, Simmons Bank, operates 220 branches in Arkansas, Kansas, Missouri, Oklahoma, Tennessee and Texas. Founded in 1903, Simmons Bank offers comprehensive financial solutions delivered with a client-centric approach. Recently, Simmons Bank was recognized by Newsweek as one of America’s Best Regional Banks and Credit Unions 2026, by Forbes as one of America’s Best-In-State Companies 2026 and by American Banker as one of the Top Performing Banks 2026 with $10 billion to $50 billion of assets. In 2025, Simmons Bank was recognized by Newsweek as one of America’s Greatest Workplaces 2025 in Arkansas and one of America’s Best Regional Banks 2025, and by U.S. News & World Report as one of the 2024-2025 Best Companies to Work For in the South. Additional information about Simmons Bank can be found on our website at simmonsbank.com, by following @Simmons_Bank on X or by visiting our newsroom.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, noninterest income, and noninterest expense certain income and expense items attributable to, for example, branch/real estate rightsizing costs, severance/early retirement program costs, certain professional services, accelerated prepaid expenses, loss on sale of securities and loss on early extinguishment of debt.

In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Certain statements in this press release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including, without limitation, statements made in Mr. Brogdon’s quote, may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, business strategies, lending capacity and lending activity, loan demand, revenue, assets, asset quality, profitability, dividends, net interest margin, non-interest revenue, share repurchase program, acquisition strategy, digital banking initiatives, the Company’s ability to recruit and retain key employees, the adequacy of the allowance for credit losses, future economic conditions and interest rates, and the adequacy of reserve levels for loans. Any forward-looking statement speaks only as of the date of this press release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this press release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, changes in credit quality, changes in interest rates and related governmental policies, the effects of a government shutdown, changes in loan demand, changes in deposit flows, changes in real estate values, changes in the assumptions used in making the forward-looking statements, changes in the securities markets generally or the price of Simmons’ common stock specifically, changes in information technology affecting the financial industry, and changes in customer behaviors, including consumer spending, borrowing, and saving habits; changes in tariff policies; general economic and market conditions; changes in governmental administrations; market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflicts in Iran and the Middle East and between Russia and Ukraine) or other major events, or the prospect of these events; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased inflation; the loss of key employees; increased competition in the markets in which the Company operates and from non-bank financial institutions; increased unemployment; labor shortages; claims, damages, and fines related to litigation or government actions; changes in accounting principles relating to loan loss recognition (current expected credit losses); fraud that results in material losses or that the Company has not discovered yet that may result in material losses; the Company’s ability to manage and successfully integrate its mergers and acquisitions and to fully realize cost savings and other benefits associated with acquisitions; increased delinquency and foreclosure rates on commercial real estate loans; significant increases in nonaccrual loan balances; cyber or other information technology threats, attacks or events; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats; reliance on third parties for key services; government legislation; and other factors, many of which are beyond the control of the Company, could cause actual results to differ materially from those projected in or contemplated by the forward-looking statements. In addition, there can be no guarantee that the board of directors (Board) of Simmons will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Additional information on factors that might affect the Company’s financial results is included in the Company’s Form 10-K for the year ended December 31, 2025, the Company’s Form 10-Qs for the quarters ended March 31, 2026 and June 30, 2026, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov.

FOR MORE INFORMATION CONTACT:

Ed Bilek, EVP, Director of Investor and Media Relations

ed.bilek@simmonsbank.com

205.612.3378 (cell)

Simmons First National Corporation Consolidated End of Period Balance Sheets For the Quarters Ended (Unaudited)	SFNC

	Sep 30 2026	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sep 30 2025
($ in thousands)
ASSETS
Cash and noninterest bearing balances due from banks	$415,752	$377,602	$342,603	$380,439	$377,604
Interest bearing balances due from banks and federal funds sold	343,870	211,882	205,880	331,474	266,013

Cash and cash equivalents	759,622	589,484	548,483	711,913	643,617
Interest bearing balances due from banks - time	—	100	100	100	100
Investment securities - held-to-maturity	—	—	—	—	—
Investment securities - available-for-sale	2,743,458	3,077,181	3,152,286	3,266,221	3,319,277
Mortgage loans held for sale	12,916	16,450	14,311	17,438	15,507
Assets held in trading accounts	6,874	14,541	14,543	11,685	12,695
Loans:
Loans	17,464,682	18,062,369	17,932,883	17,492,179	17,188,817
Allowance for credit losses on loans	(238,520)	(238,227)	(229,908)	(224,377)	(258,006)

Net loans	17,226,162	17,824,142	17,702,975	17,267,802	16,930,811
Premises and equipment	542,159	552,435	557,873	561,220	568,343
Foreclosed assets and other real estate owned	7,133	11,080	12,475	12,009	6,386
Interest receivable	110,004	103,016	101,557	104,062	104,383
Bank owned life insurance	548,119	545,252	542,486	540,001	539,372
Goodwill	1,320,799	1,320,799	1,320,799	1,320,799	1,320,799
Other intangible assets	75,132	78,228	81,325	84,423	87,520
Other assets	722,103	644,108	643,570	643,204	659,352

Total assets	$24,074,481	$24,776,816	$24,692,783	$24,540,877	$24,208,162

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest bearing transaction accounts	$4,285,910	$4,350,474	$4,289,697	$4,330,211	$4,377,232
Interest bearing transaction accounts and savings deposits	11,005,547	11,133,265	11,311,979	11,141,169	10,932,914
Time deposits	3,324,686	4,244,371	4,601,107	4,712,658	4,527,587

Total deposits	18,616,143	19,728,110	20,202,783	20,184,038	19,837,733
Federal funds purchased and securities sold under agreements to repurchase	99,444	46,216	8,708	21,383	22,348
Other borrowings	1,365,751	941,256	446,756	302,253	18,832
Subordinated notes and debentures	301,884	312,028	315,700	317,714	648,976
Accrued interest and other liabilities	341,455	267,347	281,102	296,249	326,310

Total liabilities	20,724,677	21,294,957	21,255,049	21,121,637	20,854,199

Stockholders’ equity:
Common stock	1,445	1,444	1,451	1,448	1,447
Surplus	2,839,951	2,837,845	2,848,952	2,846,581	2,848,977
Undivided profits	953,349	937,307	901,696	864,341	817,022
Accumulated other comprehensive (loss) income	(444,941)	(294,737)	(314,365)	(293,130)	(313,483)

Total stockholders’ equity	3,349,804	3,481,859	3,437,734	3,419,240	3,353,963

Total liabilities and stockholders’ equity	$24,074,481	$24,776,816	$24,692,783	$24,540,877	$24,208,162

Simmons First National Corporation Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands, except per share data)
INTEREST INCOME
Loans (including fees)	$275,903	$274,271	$267,287	$270,868	$269,210
Interest bearing balances due from banks and federal funds sold	2,541	2,058	2,320	2,485	6,421
Investment securities	30,239	31,013	31,882	33,833	37,464
Mortgage loans held for sale	236	202	203	227	229
Assets held in trading accounts	124	136	122	118	99

TOTAL INTEREST INCOME	309,043	307,680	301,814	307,531	313,423

INTEREST EXPENSE
Time deposits	31,154	36,996	39,949	41,989	49,064
Other deposits	58,295	58,536	57,653	60,516	67,546
Federal funds purchased and securities sold under agreements to repurchase	141	426	36	57	72
Other borrowings	10,220	5,873	1,746	2,138	2,957
Subordinated notes and debentures	5,257	5,222	5,262	5,535	7,123

TOTAL INTEREST EXPENSE	105,067	107,053	104,646	110,235	126,762

NET INTEREST INCOME	203,976	200,627	197,168	197,296	186,661

PROVISION FOR CREDIT LOSSES
Provision for credit losses on loans	12,167	17,434	14,622	15,116	15,180
Provision for credit losses on investment securities - HTM	—	—	—	—	(3,214)

TOTAL PROVISION FOR CREDIT LOSSES	12,167	17,434	14,622	15,116	11,966

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	191,809	183,193	182,546	182,180	174,695

NONINTEREST INCOME
Service charges on deposit accounts	13,609	12,329	12,656	12,669	13,045
Debit and credit card fees	8,735	9,008	8,503	8,660	8,478
Wealth management fees	11,440	10,240	10,533	10,337	9,965
Mortgage lending income	1,668	1,994	1,854	2,232	2,259
Bank owned life insurance income	4,218	4,218	4,218	3,942	3,943
Other service charges and fees (includes insurance income)	1,509	1,551	1,606	1,503	1,474
Gain (loss) on sale of securities	—	—	—	—	(801,492)
Other income	6,012	8,599	4,827	12,365	6,141

TOTAL NONINTEREST INCOME	47,191	47,939	44,197	51,708	(756,187)

NONINTEREST EXPENSE
Salaries and employee benefits	78,077	75,590	75,885	72,924	76,249
Occupancy expense, net	11,708	14,715	12,218	11,636	12,106
Furniture and equipment expense	5,382	5,739	5,423	5,304	5,275
Other real estate and foreclosure expense	230	695	315	432	200
Deposit insurance	4,519	4,450	2,295	4,736	5,175
Other operating expenses	82,119	46,550	44,537	44,830	43,027

TOTAL NONINTEREST EXPENSE	182,035	147,739	140,673	139,862	142,032

NET INCOME (LOSS) BEFORE INCOME TAXES	56,965	83,393	86,070	94,026	(723,524)
Provision for income taxes	9,852	16,702	17,526	15,948	(160,732)

NET INCOME (LOSS)	$47,113	$66,691	$68,544	$78,078	$(562,792)

BASIC EARNINGS PER SHARE	$0.33	$0.46	$0.47	$0.54	$(4.01)

DILUTED EARNINGS PER SHARE	$0.32	$0.46	$0.47	$0.54	$(4.00)

Simmons First National Corporation Consolidated Risk-Based Capital For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands)
Tier 1 capital
Stockholders’ equity	$3,349,804	$3,481,859	$3,437,734	$3,419,240	$3,353,963
Disallowed intangible assets, net of deferred tax	(1,364,874)	(1,367,717)	(1,370,562)	(1,374,839)	(1,376,255)
Unrealized loss (gain) on AFS securities	444,941	294,737	314,365	293,130	313,483

Total Tier 1 capital	2,429,871	2,408,879	2,381,537	2,337,531	2,291,191

Tier 2 capital
Subordinated notes and debentures	301,884	312,028	315,700	317,714	648,976
Subordinated debt phase out	—	—	—	—	(198,000)
Qualifying allowance for loan losses and reserve for unfunded commitments	252,179	259,618	255,537	250,006	248,710

Total Tier 2 capital	554,063	571,646	571,237	567,720	699,686

Total risk-based capital	$2,983,934	$2,980,525	$2,952,774	$2,905,251	$2,990,877

Risk weighted assets	$20,162,327	$20,765,212	$20,565,445	$20,106,493	$19,861,879

Adjusted average assets for leverage ratio	$23,337,099	$23,617,439	$23,487,513	$23,224,638	$23,963,356

Ratios at end of quarter
Equity to assets	13.91%	14.05%	13.92%	13.93%	13.85%
Tangible common equity to tangible assets (1)	8.62%	8.91%	8.74%	8.71%	8.53%
Common equity Tier 1 ratio (CET1)	12.05%	11.60%	11.58%	11.63%	11.54%
Tier 1 leverage ratio	10.41%	10.20%	10.14%	10.06%	9.56%
Tier 1 risk-based capital ratio	12.05%	11.60%	11.58%	11.63%	11.54%
Total risk-based capital ratio	14.80%	14.35%	14.36%	14.45%	15.07%

(1)	Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation Consolidated Investment Securities For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands)
Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$—	$—	$—	$—	$—
Mortgage-backed securities	—	—	—	—	—
State and political subdivisions	—	—	—	—	—
Other securities	—	—	—	—	—

Total held-to-maturity (net of credit losses)	—	—	—	—	—

Available-for-Sale
U.S. Treasury	$—	$—	$—	$—	$—
U.S. Government agencies	17,708	44,425	46,329	47,172	48,355
Mortgage-backed securities	1,893,901	2,061,760	2,128,732	2,201,958	2,249,593
State and political subdivisions	751,322	865,467	838,880	859,071	845,371
Other securities	80,527	105,529	138,345	158,020	175,958

Total available-for-sale (net of credit losses)	2,743,458	3,077,181	3,152,286	3,266,221	3,319,277

Total investment securities (net of credit losses)	$2,743,458	$3,077,181	$3,152,286	$3,266,221	$3,319,277

Fair value - HTM investment securities	$—	$—	$—	$—	$—

Simmons First National Corporation Consolidated Loans For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands)
Loan Portfolio - End of Period
Consumer:
Credit cards	$167,388	$174,148	$172,610	$175,760	$173,020
Other consumer	86,552	99,117	96,387	115,472	112,335

Total consumer	253,940	273,265	268,997	291,232	285,355
Real Estate:
Construction	2,475,768	2,577,630	2,621,859	2,873,807	2,874,823
Single-family residential	2,505,437	2,564,282	2,566,162	2,607,450	2,617,849
Other commercial real estate	8,715,947	8,828,771	8,764,648	8,289,968	7,875,649

Total real estate	13,697,152	13,970,683	13,952,669	13,771,225	13,368,321
Commercial:
Commercial	2,340,957	2,516,607	2,521,440	2,382,339	2,397,388
Agricultural	447,255	426,522	333,508	306,300	353,181

Total commercial	2,788,212	2,943,129	2,854,948	2,688,639	2,750,569
Other	725,378	875,292	856,269	741,083	784,572

Total loans	$17,464,682	$18,062,369	$17,932,883	$17,492,179	$17,188,817

Simmons First National Corporation Consolidated Allowance and Asset Quality For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands)
Allowance for Credit Losses on Loans
Beginning balance	$238,227	$229,908	$224,377	$258,006	$253,537
Loans charged off:
Credit cards	1,523	1,368	1,677	1,346	1,862
Other consumer	328	350	590	550	600
Real estate	8,535	5,465	6,629	25,850	1,350
Commercial	2,663	3,520	1,666	22,004	8,079

Total loans charged off	13,049	10,703	10,562	49,750	11,891
Recoveries of loans previously charged off:
Credit cards	326	244	468	347	257
Other consumer	241	381	301	163	303
Real estate	165	151	449	105	115
Commercial	443	812	253	390	505

Total recoveries	1,175	1,588	1,471	1,005	1,180

Net loans charged off	11,874	9,115	9,091	48,745	10,711
Provision for credit losses on loans	12,167	17,434	14,622	15,116	15,180

Balance, end of quarter	$238,520	$238,227	$229,908	$224,377	$258,006

Nonperforming assets
Nonperforming loans:
Nonaccrual loans	$179,397	$165,295	$141,233	$111,791	$153,516
Loans past due 90 days or more	488	753	647	948	423

Total nonperforming loans	179,885	166,048	141,880	112,739	153,939

Other nonperforming assets:
Foreclosed assets and other real estate owned	7,133	11,080	12,475	12,009	6,386
Other nonperforming assets	12	60	181	323	392

Total other nonperforming assets	7,145	11,140	12,656	12,332	6,778

Total nonperforming assets	$187,030	$177,188	$154,536	$125,071	$160,717

Loans past due 30-89 days (excluding nonaccrual)	$51,871	$52,308	$91,245	$47,016	$19,207
Ratios
Allowance for credit losses on loans to total loans	1.37%	1.32%	1.28%	1.28%	1.50%
Allowance for credit losses to nonperforming loans	133%	143%	162%	199%	168%
Nonperforming loans to total loans	1.03%	0.92%	0.79%	0.64%	0.90%
Nonperforming assets to total assets	0.78%	0.72%	0.63%	0.51%	0.66%
Annualized net charge offs to average loans (QTD)	0.27%	0.20%	0.21%	1.12%	0.25%
Annualized net charge offs to average loans (YTD)	0.23%	0.21%	0.21%	0.47%	0.24%
Annualized net credit card charge offs to average credit card loans (QTD)	2.75%	2.57%	2.81%	2.23%	3.64%
Loans past due 30-89 days to total loans	0.30%	0.29%	0.51%	0.27%	0.11%

Simmons First National Corporation Consolidated - Average Balance Sheet and Net Interest Income Analysis For the Quarters Ended (Unaudited)	SFNC

	Three Months Ended Sep 2026			Three Months Ended Jun 2026			Three Months Ended Sep 2025
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks and federal funds sold	$246,779	$2,541	4.09%	$199,704	$2,058	4.13%	$566,344	$6,421	4.50%
Investment securities - taxable	2,163,583	24,728	4.53%	2,301,053	25,472	4.44%	2,751,493	29,183	4.21%
Investment securities - non-taxable (FTE)	787,115	7,461	3.76%	802,448	7,502	3.75%	1,242,936	11,210	3.58%
Mortgage loans held for sale	15,665	236	5.98%	13,556	202	5.98%	13,776	229	6.60%
Assets held in trading accounts	12,499	124	3.94%	14,731	136	3.70%	11,305	99	3.47%
Loans - including fees (FTE)	17,735,235	277,069	6.20%	17,956,572	275,339	6.15%	16,976,231	270,092	6.31%

Total interest earning assets (FTE)	20,960,876	312,159	5.91%	21,288,064	310,709	5.85%	21,562,085	317,234	5.84%
Non-earning assets	3,371,350			3,349,957			3,352,837

Total assets	$24,332,226			$24,638,021			$24,914,922

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest bearing liabilities:
Interest bearing transaction and savings accounts	$11,104,164	$58,295	2.08%	$11,192,627	$58,536	2.10%	$11,043,132	$67,546	2.43%
Time deposits	3,764,350	31,154	3.28%	4,406,355	36,996	3.37%	5,116,070	49,064	3.80%

Total interest bearing deposits	14,868,514	89,449	2.39%	15,598,982	95,532	2.46%	16,159,202	116,610	2.86%
Federal funds purchased and securities sold under agreement to repurchase	22,142	141	2.53%	57,758	426	2.96%	23,306	72	1.23%
Other borrowings	1,083,796	10,220	3.74%	635,693	5,873	3.71%	268,278	2,957	4.37%
Subordinated notes and debentures	309,678	5,257	6.73%	314,108	5,222	6.67%	407,922	7,123	6.93%

Total interest bearing liabilities	16,284,130	105,067	2.56%	16,606,541	107,053	2.59%	16,858,708	126,762	2.98%

Noninterest bearing liabilities:
Noninterest bearing deposits	4,262,855			4,272,088			4,369,941
Other liabilities	307,051			280,861			317,965

Total liabilities	20,854,036			21,159,490			21,546,614
Stockholders’ equity	3,478,190			3,478,531			3,368,308

Total liabilities and stockholders’ equity	$24,332,226			$24,638,021			$24,914,922

Net interest income (FTE)		$207,092			$203,656			$190,472

Net interest spread (FTE)			3.35%			3.26%			2.86%

Net interest margin (FTE)			3.92%			3.84%			3.50%

Simmons First National Corporation Consolidated - Selected Financial Data For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - As Reported
Net Income (loss)	$47,113	$66,691	$68,544	$78,078	$(562,792)
Diluted earnings per share	0.32	0.46	0.47	0.54	(4.00)
Return on average assets	0.77%	1.09%	1.13%	1.28%	-8.96%
Return on average tangible assets (non-GAAP) (1)	0.85%	1.19%	1.24%	1.40%	-9.46%
Return on average common equity	5.37%	7.69%	8.01%	9.08%	-66.29%
Return on tangible common equity (non-GAAP) (1)	9.42%	13.32%	13.90%	15.92%	-113.56%
Net interest margin (FTE)	3.92%	3.84%	3.84%	3.81%	3.50%
Efficiency ratio (2)	71.59%	58.72%	57.56%	55.52%	-25.11%
FTE adjustment	3,116	3,029	3,012	2,890	3,811
Average diluted shares outstanding	145,054,299	145,323,958	145,340,410	145,210,222	140,648,704
Shares repurchased under plan	—	662,082	—	—	—
Average price of shares repurchased	—	21.52	—	—	—
Cash dividends declared per common share	0.215	0.215	0.215	0.213	0.213
Accretable yield on acquired loans	(221)	778	902	749	725
Financial Highlights - Adjusted (non-GAAP) (1)
Adjusted earnings	$78,980	$72,171	$68,566	$78,975	$64,930
Adjusted diluted earnings per share	0.54	0.50	0.47	0.54	0.46
Adjusted return on average assets	1.29%	1.17%	1.13%	1.29%	1.03%
Adjusted return on average tangible assets (non-GAAP) (1)	1.41%	1.29%	1.24%	1.41%	1.13%
Adjusted return on average common equity	9.01%	8.32%	8.01%	9.19%	7.65%
Adjusted return on tangible common equity	15.50%	14.37%	13.91%	16.10%	13.62%
Adjusted efficiency ratio (2)	53.31%	54.26%	56.16%	53.64%	57.72%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income (loss)	$182,348	$135,235	$68,544	$(397,553)	$(475,631)
Diluted earnings per share	1.25	0.93	0.47	(2.95)	(3.63)
Return on average assets	1.00%	1.11%	1.13%	-1.55%	-2.44%
Return on average tangible assets (non-GAAP) (1)	1.10%	1.22%	1.24%	-1.60%	-2.54%
Return on average common equity	7.01%	7.85%	8.01%	-11.45%	-18.21%
Return on tangible common equity (non-GAAP) (1)	12.19%	13.61%	13.90%	-18.84%	-30.13%
Net interest margin (FTE)	3.86%	3.84%	3.84%	3.32%	3.17%
Efficiency ratio (2)	62.70%	58.15%	57.56%	460.26%	-329.30%
FTE adjustment	9,157	6,041	3,012	19,537	16,647
Average diluted shares outstanding	145,305,872	145,335,181	145,340,410	134,731,180	131,132,891
Cash dividends declared per common share	0.645	0.430	0.215	0.850	0.638
Financial Highlights - Adjusted (non-GAAP) (1)
Adjusted earnings	$219,717	$140,737	$68,566	$233,098	$154,123
Adjusted diluted earnings per share	1.51	0.97	0.47	1.73	1.18
Adjusted return on average assets	1.20%	1.15%	1.13%	0.91%	0.79%
Adjusted return on average tangible assets (non-GAAP) (1)	1.31%	1.26%	1.24%	1.00%	0.87%
Adjusted return on average common equity	8.45%	8.17%	8.01%	6.71%	5.90%
Adjusted return on tangible common equity	14.60%	14.14%	13.91%	11.78%	10.37%
Adjusted efficiency ratio (2)	54.56%	55.20%	56.16%	58.92%	60.90%
END OF PERIOD
Book value per share	$23.18	$24.11	$23.70	$23.62	$23.18
Tangible book value per share	13.52	14.42	14.03	13.91	13.45
Shares outstanding	144,517,233	144,442,482	145,058,331	144,762,817	144,703,075
Full-time equivalent employees	2,712	2,909	2,913	2,917	2,883
Total number of financial centers	220	220	221	222	223

(1)	Non-GAAP measurement that management believes aids in the understanding and discussion of results. Reconciliations to GAAP are included in the schedules accompanying this release.
(2)

Efficiency ratio is noninterest expense as a percent of net interest income (fully taxable equivalent) and noninterest revenues. Adjusted efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles and certain adjusting items as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and certain adjusting items, and is a non-GAAP measurement.

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - Adjusted Earnings - Quarter-to-Date For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
(in thousands, except per share data)
QUARTER-TO-DATE
Net income (loss)	$47,113	$66,691	$68,544	$78,078	$(562,792)
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	—	570
FDIC Deposit Insurance special assessment	—	—	(1,984)	—	—
Certain professional services	17,069	—	1,200	—	—
Severance/early retirement program costs	5,997	1,320	283	—	305
Termination of vendor and software services	—	—	—	12	—
Loss on sale of Equipment Finance business	—	—	—	1,118	—
Loss (gain) on sale of securities	—	—	—	—	801,492
Branch/real estate rightsizing costs, net	14,186	6,099	531	85	2,004
Accelerated prepaid expenses	5,889	—	—	—	—
Tax effect of certain items (1)	(11,274)	(1,939)	(8)	(318)	(176,649)

Certain items, net of tax	31,867	5,480	22	897	627,722

Adjusted earnings (non-GAAP) (2)	$78,980	$72,171	$68,566	$78,975	$64,930

Diluted earnings per share	$0.32	$0.46	$0.47	$0.54	$(4.00)
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	—	—
FDIC Deposit Insurance special assessment	—	—	(0.01)	—	—
Certain professional services	0.12	—	0.01	—	—
Severance/early retirement program costs	0.04	0.01	—	—	—
Termination of vendor and software services	—	—	—	—	—
Loss on sale of Equipment Finance business	—	—	—	0.01	—
Loss (gain) on sale of securities	—	—	—	—	5.70
Branch/real estate rightsizing costs, net	0.10	0.04	—	—	0.01
Accelerated prepaid expenses	0.04	—	—	—	—
Tax effect of certain items (1)	(0.08)	(0.01)	—	(0.01)	(1.25)

Certain items, net of tax	0.22	0.04	—	—	4.46

Adjusted diluted earnings per share (non-GAAP)	$0.54	$0.50	$0.47	$0.54	$0.46

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.
(2)	In this press release, “Adjusted Earnings” may also be referred to as “Adjusted Net Income.”

Reconciliation of Certain Noninterest Income and Expense Items (non-GAAP)

QUARTER-TO-DATE
Noninterest income	$47,191	$47,939	$44,197	$51,708	$(756,187)
Certain noninterest income items
Loss on early extinguishment of debt	—	—	—	—	570
Loss (gain) on sale of securities	—	—	—	—	801,492

Adjusted noninterest income (non-GAAP)	$47,191	$47,939	$44,197	$51,708	$45,875

Other income	$6,012	$8,599	$4,827	$12,365	$6,141
Certain other income items
Loss on early extinguishment of debt	—	—	—	—	570

Adjusted other income (non-GAAP)	$6,012	$8,599	$4,827	$12,365	$6,711

Noninterest expense	$182,035	$147,739	$140,673	$139,862	$142,032
Certain noninterest expense items
Severance/early retirement program costs	(5,997)	(1,320)	(283)	—	(305)
FDIC Deposit Insurance special assessment	—	—	1,984	—	—
Certain professional services	(17,069)	—	(1,200)	—	—
Termination of vendor and software services	—	—	—	(12)	—
Loss on sale of Equipment Finance business	—	—	—	(1,118)	—
Accelerated prepaid expenses	(5,889)	—	—	—	—
Branch/real estate rightsizing costs	(14,186)	(6,099)	(531)	(85)	(2,004)

Adjusted noninterest expense (non-GAAP)	138,894	140,320	140,643	138,647	139,723
Less: Fraud event	—	—	—	—	—

Adjusted noninterest expense, excluding fraud event (non-GAAP)	$138,894	$140,320	$140,643	$138,647	$139,723

Salaries and employee benefits	$78,077	$75,590	$75,885	$72,924	$76,249
Certain salaries and employee benefits items
Severance/early retirement program costs	(5,997)	(1,320)	(283)	—	(305)
Other	56	4	—	—	(1)

Adjusted salaries and employee benefits (non-GAAP)	$72,136	$74,274	$75,602	$72,924	$75,943

Other operating expenses	$82,119	$46,550	$44,537	$44,830	$43,027
Certain other operating expenses items
Certain professional services	(17,069)	—	(1,200)	—	—
Termination of vendor and software services	—	—	—	(12)	—
Loss on sale of Equipment Finance business	—	—	—	(1,118)	—
Accelerated prepaid expenses	(5,889)	—	—	—	—
Branch/real estate rightsizing costs	(14,174)	(2,399)	(205)	327	(1,556)

Adjusted other operating expenses (non-GAAP)	$44,987	$44,151	$43,132	$44,027	$41,471

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - Adjusted Earnings - Year-to-Date For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
(in thousands, except per share data)
YEAR-TO-DATE
Net income (loss)	$182,348	$135,235	$68,544	$(397,553)	$(475,631)
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	570	570
FDIC Deposit Insurance special assessment	(1,984)	(1,984)	(1,984)	—	—
Certain professional services	18,269	1,200	1,200	—	—
Severance/early retirement program costs	7,600	1,603	283	1,899	1,899
Termination of vendor and software services	—	—	—	12	—
Loss on sale of Equipment Finance business	—	—	—	1,118	—
Loss (gain) on sale of securities	—	—	—	801,492	801,492
Branch/real estate rightsizing costs, net	20,816	6,630	531	3,246	3,161
Accelerated prepaid expenses	5,889	—	—	—	—
Tax effect of certain items (1)	(13,221)	(1,947)	(8)	(177,686)	(177,368)

Certain items, net of tax	37,369	5,502	22	630,651	629,754

Adjusted earnings (non-GAAP) (2)	$219,717	$140,737	$68,566	$233,098	$154,123

Diluted earnings per share	$1.25	$0.93	$0.47	$(2.95)	$(3.63)
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	0.01	—
FDIC Deposit Insurance special assessment	(0.01)	(0.01)	(0.01)	—	—
Certain professional services	0.13	0.01	0.01	—	—
Severance/early retirement program costs	0.05	0.01	—	0.01	0.02
Termination of vendor and software services	—	—	—	—	—
Loss on sale of Equipment Finance business	—	—	—	0.01	—
Loss (gain) on sale of securities	—	—	—	5.95	6.11
Branch/real estate rightsizing costs, net	0.14	0.04	—	0.02	0.02
Accelerated prepaid expenses	0.04	—	—	—	—
Tax effect of certain items (1)	(0.09)	(0.01)	—	(1.32)	(1.34)

Certain items, net of tax	0.26	0.04	—	4.68	4.81

Adjusted diluted earnings per share (non-GAAP)	$1.51	$0.97	$0.47	$1.73	$1.18

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.
(2)	In this press release, “Adjusted Earnings” may also be referred to as “Adjusted Net Income.”

Reconciliation of Certain Noninterest Income and Expense Items (non-GAAP)

YEAR-TO-DATE
Noninterest income	$139,327	$92,136	$44,197	$(615,970)	$(667,678)
Certain noninterest income items
Loss on early extinguishment of debt	—	—	—	570	570
Loss (gain) on sale of securities	—	—	—	801,492	801,492

Adjusted noninterest income (non-GAAP)	$139,327	$92,136	$44,197	$186,092	$134,384

Other income	$19,438	$13,426	$4,827	$31,350	$18,985
Certain other income items
Loss on early extinguishment of debt	—	—	—	570	570

Adjusted other income (non-GAAP)	$19,438	$13,426	$4,827	$31,920	$19,555

Noninterest expense	$470,447	$288,412	$140,673	$565,063	$425,201
Certain noninterest expense items
Severance/early retirement program costs	(7,600)	(1,603)	(283)	(1,899)	(1,899)
FDIC Deposit Insurance special assessment	1,984	1,984	1,984	—	—
Certain professional services	(18,269)	(1,200)	(1,200)	—	—
Termination of vendor and software services	—	—	—	(12)	—
Loss on sale of Equipment Finance business	—	—	—	(1,118)	—
Accelerated prepaid expenses	(5,889)	—	—	—	—
Branch/real estate rightsizing costs	(20,816)	(6,630)	(531)	(3,246)	(3,161)

Adjusted noninterest expense (non-GAAP)	419,857	280,963	140,643	558,788	420,141
Less: Fraud event	—	—	—	(4,300)	(4,300)

Adjusted noninterest expense, excluding fraud event (non-GAAP)	$419,857	$280,963	$140,643	$554,488	$415,841

Salaries and employee benefits	$229,552	$151,475	$75,885	$297,859	$224,935
Certain salaries and employee benefits items
Severance/early retirement program costs	(7,600)	(1,603)	(283)	(1,899)	(1,899)
Other	60	4	—	—	—

Adjusted salaries and employee benefits (non-GAAP)	$222,012	$149,876	$75,602	$295,960	$223,036

Other operating expenses	$173,206	$91,087	$44,537	$176,184	$131,354
Certain other operating expenses items
Certain professional services	(18,269)	(1,200)	(1,200)	—	—
Termination of vendor and software services	—	—	—	(12)	—
Loss on sale of Equipment Finance business	—	—	—	(1,118)	—
Accelerated prepaid expenses	(5,889)	—	—	—	—
Branch/real estate rightsizing costs	(22,667)	(2,604)	(205)	(1,135)	(1,462)

Adjusted other operating expenses (non-GAAP)	$132,270	$87,283	$43,132	$173,919	$129,892

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - End of Period For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands, except per share data)
Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets
Total common stockholders’ equity	$3,349,804	$3,481,859	$3,437,734	$3,419,240	$3,353,963
Intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(75,132)	(78,228)	(81,325)	(84,423)	(87,520)

Total intangibles	(1,395,931)	(1,399,027)	(1,402,124)	(1,405,222)	(1,408,319)

Tangible common stockholders’ equity	$1,953,873	$2,082,832	$2,035,610	$2,014,018	$1,945,644

Total assets	$24,074,481	$24,776,816	$24,692,783	$24,540,877	$24,208,162
Intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(75,132)	(78,228)	(81,325)	(84,423)	(87,520)

Total intangibles	(1,395,931)	(1,399,027)	(1,402,124)	(1,405,222)	(1,408,319)

Tangible assets	$22,678,550	$23,377,789	$23,290,659	$23,135,655	$22,799,843

Ratio of common equity to assets	13.91%	14.05%	13.92%	13.93%	13.85%

Ratio of tangible common equity to tangible assets	8.62%	8.91%	8.74%	8.71%	8.53%

Calculation of Tangible Book Value per Share
Total common stockholders’ equity	$3,349,804	$3,481,859	$3,437,734	$3,419,240	$3,353,963
Intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(75,132)	(78,228)	(81,325)	(84,423)	(87,520)

Total intangibles	(1,395,931)	(1,399,027)	(1,402,124)	(1,405,222)	(1,408,319)

Tangible common stockholders’ equity	$1,953,873	$2,082,832	$2,035,610	$2,014,018	$1,945,644

Shares of common stock outstanding	144,517,233	144,442,482	145,058,331	144,762,817	144,703,075

Book value per common share	$23.18	$24.11	$23.70	$23.62	$23.18

Tangible book value per common share	$13.52	$14.42	$14.03	$13.91	$13.45

Calculation of Coverage Ratio of Uninsured, Non-Collateralized Deposits
Uninsured deposits at Simmons Bank	$7,223,797	$7,213,361	$7,385,688	$9,640,677	$9,565,766
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,148,607	2,385,340	2,509,728	2,363,327	2,169,362
Less: Intercompany eliminations	407,004	324,404	432,795	2,729,191	2,937,147

Total uninsured, non-collateralized deposits	$4,668,186	$4,503,617	$4,443,165	$4,548,159	$4,459,257

FHLB borrowing availability	$4,993,000	$5,412,000	$5,831,000	$5,999,000	$6,134,000
Unpledged securities	1,091,000	1,488,000	1,571,000	1,480,000	1,575,000
Fed funds lines, Fed discount window and Bank Term Funding Program (1)	1,863,000	1,953,000	1,595,000	1,836,000	1,824,000

Additional liquidity sources	$7,947,000	$8,853,000	$8,997,000	$9,315,000	$9,533,000

Uninsured, non-collateralized deposit coverage ratio	1.7	2.0	2.0	2.0	2.1

(1)	The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands)
Calculation of Adjusted Return on Average Assets & Average Tangible Assets
Net income (loss)	$47,113	$66,691	$68,544	$78,078	$(562,792)
Amortization of intangibles, net of taxes	2,289	2,287	2,288	2,288	2,287

Total adjusted tangible net income (non-GAAP)	$49,402	$68,978	$70,832	$80,366	$(560,505)

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	—	570
FDIC Deposit Insurance special assessment	—	—	(1,984)	—	—
Certain professional services	17,069	—	1,200	—	—
Severance/early retirement program costs	5,997	1,320	283	—	305
Termination of vendor and software services	—	—	—	12	—
Loss on sale of Equipment Finance business	—	—	—	1,118	—
Loss (gain) on sale of securities	—	—	—	—	801,492
Branch/real estate rightsizing costs, net	14,186	6,099	531	85	2,004
Accelerated prepaid expenses	5,889	—	—	—	—
Tax effect of certain items (1)	(11,274)	(1,939)	(8)	(318)	(176,649)

Adjusted earnings (non-GAAP)	78,980	72,171	68,566	78,975	64,930
Amortization of intangibles, net of taxes	2,289	2,287	2,288	2,288	2,287

Total adjusted tangible net income (non-GAAP)	$81,269	$74,458	$70,854	$81,263	$67,217

Average total assets	$24,332,226	$24,638,021	$24,533,005	$24,254,447	$24,914,922
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(77,005)	(80,123)	(83,248)	(86,206)	(89,349)

Total average intangibles	(1,397,804)	(1,400,922)	(1,404,047)	(1,407,005)	(1,410,148)

Average tangible assets (non-GAAP)	$22,934,422	$23,237,099	$23,128,958	$22,847,442	$23,504,774

Return on average assets	0.77%	1.09%	1.13%	1.28%	-8.96%

Adjusted return on average assets (non-GAAP)	1.29%	1.17%	1.13%	1.29%	1.03%

Return on average tangible assets (non-GAAP)	0.85%	1.19%	1.24%	1.40%	-9.46%

Adjusted return on average tangible assets (non-GAAP)	1.41%	1.29%	1.24%	1.41%	1.13%

Calculation of Return on Tangible Common Equity
Net income (loss) available to common stockholders	$47,113	$66,691	$68,544	$78,078	$(562,792)
Amortization of intangibles, net of taxes	2,289	2,287	2,288	2,288	2,287

Total income available to common stockholders	$49,402	$68,978	$70,832	$80,366	$(560,505)

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	—	570
FDIC Deposit Insurance special assessment	—	—	(1,984)	—	—
Certain professional services	17,069	—	1,200	—	—
Severance/early retirement program costs	5,997	1,320	283	—	305
Termination of vendor and software services	—	—	—	12	—
Loss on sale of Equipment Finance business	—	—	—	1,118	—
Loss (gain) on sale of securities	—	—	—	—	801,492
Branch/real estate rightsizing costs, net	14,186	6,099	531	85	2,004
Accelerated prepaid expenses	5,889	—	—	—	—
Tax effect of certain items (1)	(11,274)	(1,939)	(8)	(318)	(176,649)

Adjusted earnings (non-GAAP)	78,980	72,171	68,566	78,975	64,930
Amortization of intangibles, net of taxes	2,289	2,287	2,288	2,288	2,287

Total adjusted earnings available to common stockholders (non-GAAP)	$81,269	$74,458	$70,854	$81,263	$67,217

Average common stockholders’ equity	$3,478,190	$3,478,531	$3,470,260	$3,410,017	$3,368,308
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(77,005)	(80,123)	(83,248)	(86,206)	(89,349)

Total average intangibles	(1,397,804)	(1,400,922)	(1,404,047)	(1,407,005)	(1,410,148)

Average tangible common stockholders’ equity (non-GAAP)	$2,080,386	$2,077,609	$2,066,213	$2,003,012	$1,958,160

Return on average common equity	5.37%	7.69%	8.01%	9.08%	-66.29%

Return on tangible common equity	9.42%	13.32%	13.90%	15.92%	-113.56%

Adjusted return on average common equity (non-GAAP)	9.01%	8.32%	8.01%	9.19%	7.65%

Adjusted return on tangible common equity (non-GAAP)	15.50%	14.37%	13.91%	16.10%	13.62%

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date (continued) For the Quarters Ended (Unaudited)	SFNC

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2026	2026	2026	2025	2025
($ in thousands)
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio (1)
Noninterest expense (efficiency ratio numerator)	$182,035	$147,739	$140,673	$139,862	$142,032
Certain noninterest expense items (non-GAAP)
Severance/early retirement program costs	(5,997)	(1,320)	(283)	—	(305)
FDIC Deposit Insurance special assessment	—	—	1,984	—	—
Certain professional services	(17,069)	—	(1,200)	—	—
Termination of vendor and software services	—	—	—	(12)	—
Loss on sale of Equipment Finance business	—	—	—	(1,118)	—
Accelerated prepaid expenses	(5,889)	—	—	—	—
Branch/real estate rightsizing costs	(14,186)	(6,099)	(531)	(85)	(2,004)
Other real estate and foreclosure expense adjustment	(230)	(695)	(315)	(432)	(200)
Amortization of intangibles adjustment	(3,098)	(3,097)	(3,097)	(3,097)	(3,097)

Adjusted efficiency ratio numerator	$135,566	$136,528	$137,231	$135,118	$136,426

Net interest income	$203,976	$200,627	$197,168	$197,296	$186,661
Noninterest income	47,191	47,939	44,197	51,708	(756,187)
Fully tax-equivalent adjustment (2)	3,116	3,029	3,012	2,890	3,811

Efficiency ratio denominator	254,283	251,595	244,377	251,894	(565,715)
Certain noninterest income items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	—	570
(Gain) loss on sale of securities	—	—	—	—	801,492

Adjusted efficiency ratio denominator	$254,283	$251,595	$244,377	$251,894	$236,347

Efficiency ratio (1)	71.59%	58.72%	57.56%	55.52%	-25.11%

Adjusted efficiency ratio (non-GAAP) (1)	53.31%	54.26%	56.16%	53.64%	57.72%

Calculation of Total Revenue and Adjusted Total Revenue
Net interest income	$203,976	$200,627	$197,168	$197,296	$186,661
Noninterest income	47,191	47,939	44,197	51,708	(756,187)

Total revenue	251,167	248,566	241,365	249,004	(569,526)
Certain items, pre-tax (non-GAAP)
Plus: Loss on early extinguishment of debt	—	—	—	—	570
Less: Gain (loss) on sale of securities	—	—	—	—	(801,492)

Adjusted total revenue	$251,167	$248,566	$241,365	$249,004	$232,536

Calculation of Pre-Provision Net Revenue (PPNR)
Net interest income	$203,976	$200,627	$197,168	$197,296	$186,661
Noninterest income	47,191	47,939	44,197	51,708	(756,187)

Total revenue	251,167	248,566	241,365	249,004	(569,526)
Less: Noninterest expense	182,035	147,739	140,673	139,862	142,032

Pre-Provision Net Revenue (PPNR)	$69,132	$100,827	$100,692	$109,142	$(711,558)

Calculation of Adjusted Pre-Provision Net Revenue
Pre-Provision Net Revenue (PPNR)	$69,132	$100,827	$100,692	$109,142	$(711,558)
Certain items, pre-tax (non-GAAP)
Plus: Loss on early extinguishment of debt	—	—	—	—	570
Plus: Loss (gain) on sale of securities	—	—	—	—	801,492
Plus: FDIC Deposit Insurance special assessment	—	—	(1,984)	—	—
Plus: Certain professional services	17,069	—	1,200	—	—
Plus: Severance/early retirement program costs	5,997	1,320	283	—	305
Plus: Termination of vendor and software services	—	—	—	12	—
Plus: Loss on sale of Equipment Finance business	—	—	—	1,118	—
Plus: Branch/real estate rightsizing costs, net	14,186	6,099	531	85	2,004
Plus: Accelerated prepaid expenses	5,889	—	—	—	—

Adjusted Pre-Provision Net Revenue	$112,273	$108,246	$100,722	$110,357	$92,813

(1)

Efficiency ratio is noninterest expense as a percent of net interest income (fully taxable equivalent} and noninterest revenues. Adjusted efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles and certain adjusting items as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and certain adjusting items, and is a non-GAAP measurement.

(2)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - Year-to-Date For the Quarters Ended (Unaudited)	SFNC

	Sep 30 2026	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sep 30 2025
($ in thousands)
Calculation of Adjusted Return on Average Assets & Average Tangible Assets
Net income (loss)	$182,348	$135,235	$68,544	$(397,553)	$(475,631)
Amortization of intangibles, net of taxes	6,864	4,575	2,288	9,469	7,181

Total adjusted tangible net income (non-GAAP)	$189,212	$139,810	$70,832	$(388,084)	$(468,450)

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	570	570
FDIC Deposit Insurance special assessment	(1,984)	(1,984)	(1,984)	—	—
Certain professional services	18,269	1,200	1,200	—	—
Severance/early retirement program costs	7,600	1,603	283	1,899	1,899
Termination of vendor and software services	—	—	—	12	—
Loss on sale of Equipment Finance business	—	—	—	1,118	—
Loss (gain) on sale of securities	—	—	—	801,492	801,492
Branch/real estate rightsizing costs, net	20,816	6,630	531	3,246	3,161
Accelerated prepaid expenses	5,889	—	—	—	—
Tax effect of certain items (1)	(13,221)	(1,947)	(8)	(177,686)	(177,368)

Adjusted earnings (non-GAAP)	219,717	140,737	68,566	233,098	154,123
Amortization of intangibles, net of taxes	6,864	4,575	2,288	9,469	7,181

Total adjusted tangible net income (non-GAAP)	$226,581	$145,312	$70,854	$242,567	$161,304

Average total assets	$24,500,349	$24,585,803	$24,533,005	$25,614,700	$26,073,100
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(80,102)	(81,677)	(83,248)	(90,913)	(92,499)

Total average intangibles	(1,400,901)	(1,402,476)	(1,404,047)	(1,411,712)	(1,413,298)

Average tangible assets (non-GAAP)	$23,099,448	$23,183,327	$23,128,958	$24,202,988	$24,659,802

Return on average assets	1.00%	1.11%	1.13%	-1.55%	-2.44%

Adjusted return on average assets (non-GAAP)	1.20%	1.15%	1.13%	0.91%	0.79%

Return on average tangible assets (non-GAAP)	1.10%	1.22%	1.24%	-1.60%	-2.54%

Adjusted return on average tangible assets (non-GAAP)	1.31%	1.26%	1.24%	1.00%	0.87%

Calculation of Return on Tangible Common Equity
Net income (loss) available to common stockholders	$182,348	$135,235	$68,544	$(397,553)	$(475,631)
Amortization of intangibles, net of taxes	6,864	4,575	2,288	9,469	7,181

Total income available to common stockholders	$189,212	$139,810	$70,832	$(388,084)	$(468,450)

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	570	570
FDIC Deposit Insurance special assessment	(1,984)	(1,984)	(1,984)	—	—
Certain professional services	18,269	1,200	1,200	—	—
Severance/early retirement program costs	7,600	1,603	283	1,899	1,899
Termination of vendor and software services	—	—	—	12	—
Loss on sale of Equipment Finance business	—	—	—	1,118	—
Loss (gain) on sale of securities	—	—	—	801,492	801,492
Branch/real estate rightsizing costs, net	20,816	6,630	531	3,246	3,161
Accelerated prepaid expenses	5,889	—	—	—	—
Tax effect of certain items (1)	(13,221)	(1,947)	(8)	(177,686)	(177,368)

Adjusted earnings (non-GAAP)	219,717	140,737	68,566	233,098	154,123
Amortization of intangibles, net of taxes	6,864	4,575	2,288	9,469	7,181

Total adjusted earnings available to common stockholders (non-GAAP)	$226,581	$145,312	$70,854	$242,567	$161,304

Average common stockholders’ equity	$3,475,690	$3,474,419	$3,470,260	$3,471,531	$3,492,261
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(80,102)	(81,677)	(83,248)	(90,913)	(92,499)

Total average intangibles	(1,400,901)	(1,402,476)	(1,404,047)	(1,411,712)	(1,413,298)

Average tangible common stockholders’ equity (non-GAAP)	$2,074,789	$2,071,943	$2,066,213	$2,059,819	$2,078,963

Return on average common equity	7.01%	7.85%	8.01%	-11.45%	-18.21%

Return on tangible common equity	12.19%	13.61%	13.90%	-18.84%	-30.13%

Adjusted return on average common equity (non-GAAP)	8.45%	8.17%	8.01%	6.71%	5.90%

Adjusted return on tangible common equity (non-GAAP)	14.60%	14.14%	13.91%	11.78%	10.37%

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.

Simmons First National Corporation Reconciliation Of Non-GAAP Financial Measures - Year-to-Date (continued) For the Quarters Ended (Unaudited)	SFNC

	Sep 30 2026	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sep 30 2025
($ in thousands)
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio (1)
Noninterest expense (efficiency ratio numerator)	$470,447	$288,412	$140,673	$565,063	$425,201
Certain noninterest expense items (non-GAAP)
Severance/early retirement program costs	(7,600)	(1,603)	(283)	(1,899)	(1,899)
FDIC Deposit Insurance special assessment	1,984	1,984	1,984	—	—
Certain professional services	(18,269)	(1,200)	(1,200)	—	—
Termination of vendor and software services	—	—	—	(12)	—
Loss on sale of Equipment Finance business	—	—	—	(1,118)	—
Accelerated prepaid expenses	(5,889)	—	—	—	—
Branch/real estate rightsizing costs	(20,816)	(6,630)	(531)	(3,246)	(3,161)
Other real estate and foreclosure expense adjustment	(1,233)	(1,003)	(308)	(1,046)	(614)
Amortization of intangibles adjustment	(9,292)	(6,194)	(3,097)	(12,819)	(9,722)

Adjusted efficiency ratio numerator	$409,332	$273,766	$137,238	$544,923	$409,805

Net interest income	$601,771	$397,795	$197,168	$719,203	$521,907
Noninterest income	139,327	92,136	44,197	(615,970)	(667,678)
Fully tax-equivalent adjustment (2)	9,157	6,041	3,012	19,537	16,647

Efficiency ratio denominator	750,255	495,972	244,377	122,770	(129,124)
Certain noninterest income items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	570	570
(Gain) loss on sale of securities	—	—	—	801,492	801,492

Adjusted efficiency ratio denominator	$750,255	$495,972	$244,377	$924,832	$672,938

Efficiency ratio (1)	62.70%	58.15%	57.56%	460.26%	-329.30%

Adjusted efficiency ratio (non-GAAP) (1)	54.56%	55.20%	56.16%	58.92%	60.90%

(1)

Efficiency ratio is noninterest expense as a percent of net interest income (fully taxable equivalent) and noninterest revenues. Adjusted efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles and certain adjusting items as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and certain adjusting items, and is a non-GAAP measurement.

(2)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.